UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2023

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677-0200

 (Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VECO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reduction in Size of Board, Audit Committee and Governance Committee

On May 11, 2023, Veeco held its 2023 Annual Meeting (“2023 Annual Meeting”). Peter J. Simone did not stand for election at the 2023 Annual Meeting and, upon the conclusion of the meeting, he resigned from the Board in accordance with the retirement age provisions in Veeco’s Corporate Governance Guidelines. Effective upon Mr. Simone’s resignation, the Board voted to:

•	decrease the size of the Board from ten to nine directors,
•	reduce the size of the Audit Committee from five to four directors, and
•	reduce the size of the Governance Committee from five to four directors.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The matters voted on at the 2023 Annual Meeting are described in detail in the Company’s proxy statement for the meeting, which was filed with the SEC on March 23, 2023.

As of the record date for the meeting, there were 51,576,344 shares of common stock outstanding, each of which was entitled to one vote with respect to each of the matters voted on at the meeting. Each of the directors up for election was elected and each of the other matters was approved by the required number of votes on each such matter. The terms of each of the following directors continued after the meeting: Richard A. D’Amore, Keith D. Jackson, Mary Jane Raymond, Sujeet Chand, Ph.D., William J. Miller, Ph.D., and Thomas St. Dennis.

The final voting results were:

Matter	For	Withheld	Broker Non-votes
1. Election of Directors
(a) Kathleen A. Bayless	40,832,468	965,629	3,313,619
(b) Gordon Hunter	36,807,734	4,990,363	3,313,619
(c) Lena Nicolaides, Ph.D.	41,245,138	552,959	3,313,619
Matter	For	Against	Abstained	Broker Non-votes
2. Approval of the advisory vote on executive compensation	40,443,500	1,342,203	12,394	3,313,619
Matter	1 year	2 years	3 years	Abstain	Broker Non-votes
3. Approval of the advisory vote on the frequency of holding an advisory vote on executive compensation	40,586,926	25,132	1,155,138	30,901	3,313,619
Matter	For	Against	Abstained	Broker Non-votes
4. Ratification of the appointment of KPMG LLP	44,861,720	238,972	11,024	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 2023	VEECO INSTRUMENTS INC.

	By:	/s/ Kirk Mackey
Name: Kirk Mackey
Title: Vice President, General Counsel